Note 7 - Loans Payable to Oyu Tolgoi	3 Months Ended
Mar. 31, 2017
Notes to Financial Statements
Debt Disclosure [Text Block]
7	Loan payable to Oyu Tolgoi

Under the terms of the Entrée/Oyu Tolgoi JV (Note
6),
OTLLC will contribute funds to approved joint venture programs and budgets on the Company’s behalf. Interest on each loan advance shall accrue at an annual rate equal to OTLLC’s actual cost of capital or the prime rate of the Royal Bank of Canada, plus two
percent
(2%)
per annum, whichever is less, as at the date of the advance. The loan will be repayable by the Company monthly from ninety
percent
(90%)
of the Company’s share of available cash flow from the Entrée/Oyu Tolgoi JV. In the absence of available cash flow, the loan will not be repayable. The loan is not expected to be repaid within one
year.